                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                   MAY 3, 2001


                          EASYLINK SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)





               DELAWARE                          000-26371                      13-3787073
  (State or other jurisdiction of         (Commission File Number)           (I.R.S. Employer
            incorporation)                                                   Identification No.)


                      399 Thornall Street, Edison, NJ 08837
                    (Address of principal executive offices)



Registrant's telephone number, including area code   (732) 906-2000

EasyLink Services Corporation hereby amends its Form 8-K to modify disclosures made to Item 7.


ITEM 2.  ACQUSITION OR DISPOSITION OF ASSETS

On May 8, 2001, the Company announced that its majority owned subsidiary Asia.com, Inc. ("Asia.com") has sold its business (the "business") to an investor group under a Shareholding Interest Transfer Agreement. Under the terms of the sale, the buyer paid Asia.com $1.5 million and assumed Asia.com liabilities of up to $1.5 million. The consideration paid to EasyLink was determined as a result of negotiations between the buyer and EasyLink.

We expect to record a loss of approximately $100,000 to $200,000 in the second quarter of fiscal 2001. The loss is subject to adjustment based on the actual assets and liabilities sold and actual transaction expenses incurred.

See the Company's historical consolidated financial statements included in EasyLink's Annual Report on Form 10-K for the year ended December 31, 2000 and our quarterly report on Form 10-Q for the three months ended March 31, 2001 for additional information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired

      Not applicable.

(b)   Unaudited Pro Forma Condensed Consolidated Financial Information

      Introduction to Unaudted Pro Forma Condensed Consolidated Financial Statements

      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001

      Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2001.

      Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)   Exhibits

      99.1  *    Shareholding Interest Transfer Agreement by and among eLong,
                 Inc., eLong.com (Beijing), Ltd., Asia.com, Inc., and Easylink
                 Services Corporation (formerly known as Mail.com, Inc.)
                 (incorporated by reference to Exhibit 2 to Form 10-Q for the three months ended March 31, 2001 filed with the SEC on May 15,
                 2001).

* Disclosure schedules and other attachments are omitted, but will be furnished supplementally to the Commission upon request.

                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION


      The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000 and three months ended March 31, 2001 gives effect to the sale of the business, as if it had occurred on January 1, 2000 and January 1, 2001, respectively. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 gives effect to the sale of the business as if it had occurred on March 31, 2001.

      EasyLink believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the unaudited pro forma condensed consolidated financial statements. The pro forma adjustments do not include any returns that we might have earned on the sale proceeds.

      The unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet are unaudited and were derived by adjusting the historical consolidated financial statements of EasyLink, which includes the results of the business. The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of EasyLink's consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project EasyLink's consolidated financial position or results of operations for any future date or period.

      The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the EasyLink's historical consolidated financial statements and notes thereto included in EasyLink's Annual Report on Form 10-K for the year ended December 31, 2000, as well Form 10-Q for the three months ended March 31, 2001.

                          EASYLINK SERVICES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
           (dollars in thousands, except share and per share amounts)




                                                             EasyLink Services        Pro Forma           Pro Forma
                                                                Corporation          Adjustments            Results
                                                             -----------------       -----------          ----------
Revenues:
  Messaging                                                   $     52,698         $         --         $     52,698
  Domain development                                                 8,524               (3,626)2              4,898
                                                              ------------         ------------         ------------
    Total Revenues                                                  61,222               (3,626)              57,596

Operating expenses:
  Cost of revenues
  Messaging                                                         49,201                   --               49,201
  Domain development                                                 6,531               (1,309)2              5,222
                                                              ------------         ------------         ------------
    Total cost of revenues                                          55,732               (1,309)              54,423

  Sales and marketing                                               66,891               (5,884)2             61,007
  General and administrative                                        45,439               (7,252)2             38,981
                                                                                            794 3
  Product development                                               19,528                 (834)2             18,694
  Amortization of goodwill and other intangible assets              60,763              (19,415)2             41,348
  Write-off of acquired in-process technology                        7,650                   --                7,650
  Impairment of intangible assets                                    7,800               (7,800)2                 --
  Restructuring charges                                             18,388              (12,890)2              5,498
                                                               ------------         ------------         ------------

    Total operating expenses                                       282,191              (54,590)             227,601
                                                              ------------         ------------         ------------

Loss from operations                                              (220,969)             (50,964)            (170,005)

Other income (expense):
  Interest income                                                    5,194                 (242)2              4,952
  Interest expense                                                  (9,632)                  --               (9,632)
  Impairment of investments                                         (4,400)                  --               (4,400)
  Loss on equity investment                                         (2,100)                  --               (2,100)
  Other, net                                                          (104)                  --                 (104)
                                                              ------------         ------------         ------------
    Total other (expense) income, net                              (11,042)                (242)             (11,284)

  Loss before minority interest                                   (232,011)             (50,722)            (181,289)
                                                              ------------         ------------         ------------

  Minority interest                                                  2,484                   --                2,484

Net loss                                                      $   (229,527)             (50,722)        $   (178,805)
                                                              ============         ============         ============
Basic and diluted net loss per share                          $      (4.01)                             $      (3.13)4
                                                              ============                              ============
Weighted-average basic and diluted shares outstanding           57,178,562                                57,178,562 4
                                                              ============                              ============



  See notes to unaudited pro forma condensed consolidated financial statements.

                          EASYLINK SERVICES CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001
                             (dollars in thousands)



                                                                                     EasyLink Services     Pro Forma     Pro Forma
                                                                                         Corporation      Adjustments      Results
                                                                                     ------------------   ------------   ----------
                   ASSETS
Current Assets:
  Cash                                                                                    $  16,577      $    (474) 2   $  16,809
                                                                                                             1,500  3
                                                                                                              (794) 3
  Marketable securities                                                                          21             --             21
  Accounts receivable, net                                                                   33,744           (679) 2      33,065
  Prepaid expenses and other current assets                                                   4,927           (284) 2       4,643
                                                                                          ---------      ---------      ---------

    Total current assets                                                                     55,269           (731)        54,538

  Property and equipment, net                                                                54,389         (1,529) 2      52,860
  Domain assets available for sale                                                              592             --            592
  Investments                                                                                11,583             --         11,583
  Restricted investment                                                                       1,718             --          1,718
  Debt issuance costs, net                                                                    1,416             --          1,416
  Other                                                                                       4,457             --          4,457
  Goodwill and other intangible assets, net                                                 206,085             --        206,085
                                                                                          ---------      ---------      ---------

    Total assets                                                                            335,509         (2,260)       333,249
                                                                                          =========      =========      =========

           LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:
  Accounts payable                                                                           25,938           (251) 2      25,687
  Accrued expenses                                                                           40,169           (756) 2      39,413
  Restructuring reserve                                                                       3,951            (19) 2       3,932
  Current portion of notes payable                                                           13,442             --         13,442
  Current portion of capital lease obligations                                               10,073            (29) 2      10,044
  Current portion of deferred revenue                                                         1,302           (156) 2       1,146
  Current portion of domain asset purchase obligations                                           39             --             39
  Other current liabilities                                                                   3,224           (228) 2       2,996
                                                                                          ---------      ---------      ---------
    Total current liabilities                                                                98,138         (1,439)        96,699

  Capital lease obligations, less current portion                                            12,762            (61) 2      12,701
  Domain asset purchase obligations, less current portion                                        85             --             85
  Deferred revenue, less current portion                                                        175             --            175
  Notes payable, less current portion                                                       102,850             --        102,850
                                                                                          ---------      ---------      ---------

    Total liabilities                                                                       214,010         (1,500)       212,510

  Minority interest                                                                          14,204             --         14,204

Commitments and contingencies

Stockholders' equity:
  Common stock, $0.01 par value; 160,000,000 shares authorized:
    Class A - 150,000,000 shares authorized; 74,891,008 shares
    issued and outstanding at March 31, 2001                                                    749             --            749
    Class B - 10,000,000 shares authorized issued and outstanding
    at March 31, 2001 with an aggregate liquidation preference of $1,000                        100             --            100
  Additional paid-in capital                                                                482,840             --        482,840
  Deferred compensation                                                                        (424)            --           (424)
  Subscriptions receivable                                                                      (33)            --            (33)
  Accumulated other comprehensive loss                                                         (204)            --           (204)
  Accumulated deficit                                                                      (375,733)        (1,466) 2    (376,493)
                                                                                                             1,500  3
                                                                                                              (794) 3
                                                                                          ---------      ---------      ---------
    Total stockholders' equity                                                              107,295           (760)       106,535
                                                                                          ---------      ---------      ---------

      Total liabilities and stockholders' equity                                            335,509         (2,260)       333,249
                                                                                          =========      =========      =========


 See notes to unaudited pro forma condensed consolidated financial statements.

                          EASYLINK SERVICES CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE THREE MONTHS ENDED MARCH 31, 2001
           (dollars in thousands, except share and per share amounts)




                                                                    EasyLink Services       Pro Forma            Pro Forma
                                                                       Corporation         Adjustments            Results
                                                                    -------------------    ------------          ----------
Revenues:
  Messaging                                                           $     19,722        $         --        $     19,722
  Domain Development                                                         2,624                (723) 2            1,901
                                                                      ------------        ------------        ------------
    Total Revenues                                                          22,346                (723)             21,623

Operating expenses:
  Cost of revenues
  Messaging                                                                 18,134                  --              18,134
  Domain development                                                         2,904                (362) 2            2,542
                                                                      ------------        ------------        ------------
    Total cost of revenue                                                   21,038                (362)             20,676

  Sales and marketing                                                       12,385                (880) 2           11,505
  General and administrative                                                11,842              (1,392) 2           11,244
                                                                                                   794  3
  Product development                                                        3,462                (211) 2            3,251
  Amortization of goodwill and other intangible assets                      15,803              (3,097) 2           12,706
  Impairment of intangible assets                                            3,567                  --               3,567
  Restructuring charges                                                     54,419             (39,138) 2           15,281
  Loss on sale of advertising network                                        2,327                  --               2,327
                                                                      ------------        ------------        ------------

    Total operating expenses                                               124,843             (44,286)             80,557

Loss from operations                                                      (102,497)            (43,563)            (58,934)

Other income (expense):
  Interest income                                                              344                  --                 344
  Interest expense                                                          (3,172)                 --              (3,172)
  Impairment of investments                                                 (2,668)                 --              (2,668)
  Other, net                                                                    74                  37  2              111
                                                                      ------------        ------------        ------------
    Total other (expense) income, net                                       (5,422)                 37              (5,385)

Loss before extraordinary gain                                            (107,919)            (43,600)            (64,319)

Extraordinary gain on conversion of convertible notes                       39,349                  --              39,349
                                                                      ------------        ------------        ------------

Net loss                                                              $    (68,570)            (43,600)            (24,970)
                                                                      ============        ============        ============

Net loss per share:
  Loss before extraordinary gain                                      $      (1.53)                           $      (0.91)4
  Extraordinary gain                                                           .56                                     .56 4
                                                                      ------------                            ------------
  Basic and diluted net loss per share                                $      (0.97)                                  (0.35)4
                                                                      ============                            ============
Weighted-average basic and diluted shares outstanding                   70,528,374                              70,528,374 4
                                                                      ============                            ============


 See notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information (Dollars in thousands, except share and per share amounts)

(1)     Pro Forma Adjustments and Assumptions

      (a) For purposes of these pro forma condensed consolidated financial statements, EasyLink has assumed that the value of the sale is as follows:

         Upon the closing of the sale, the Company:

         (i)     Received $1.5 million from the Buyer in cash;

         (ii) Sold the assets of the business except for certain domain names, which were retained by the Company, and certain other assets, the value of which is not significant;


         (iii) Buyer assumed up to $1.5 million in liabilities of the business ($1.5 at March 31, 2001); and


         (iv) Cash proceeds from the sale will be (i) used to pay certain other obligations of Asia.com; (ii) distributed to the minority shareholders as per their ownership percent; and (iii) distributed to the Company as per its ownership percent.

      (b) As per (ii) and (iii) above, $678,000 in net assets have been sold or abandoned and, accordingly, excluded from the proforma results.

(2) Represents the historical unaudited balances of the business which are eliminated as of March 31, 2001 for balance sheet purposes and at the beginning of the earliest periods presented for statement of operation purposes.

(3) The following table displays the distribution of proceeds as described in 1(iv), above, as of March 31, 2001:


Cash proceeds                                             1,500

Less: estimated related cash expenses                       794
                                                          -----

Net proceeds available for distribution to Company          706
                                                          =====


(4) The pro forma basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per share equals basic net loss per share, as common stock equivalents are anti-dilutive for all pro forma periods presented.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EasyLink Services Corporation


Date: June 1, 2001                   By: /s/ Debra L. McClister
                                         --------------------------------------
                                         Executive Vice President and
                                         Chief Financial Officer